UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 16, 2006

                        PACKAGING DYNAMICS CORPORATION

            (Exact Name of Registrant as Specified in its Charter)

       Delaware                          000-49741               32-0009217
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
   of Incorporation)                                         Identification No.)

           3900 West 43rd Street, Chicago, Illinois          60632
           (Address of Principal Executive Offices)        (Zip Code)

                                (773) 843-8000
             (Registrant's telephone number, including area code)
                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into a Material Agreement.

                  On January 16, 2006, Packaging Dynamics Corporation ("Packaging Dynamics" or the "Company") and Patrick T. Chambliss, Vice President and Chief Financial Officer of the Company, entered into an Amendment (the "Amendment") to the Severance and Change of Control Agreement, dated October 1, 2004, by and between the Company and Mr. Chambliss (the "Severance Agreement"). Whereas the Severance Agreement provided that if Mr. Chambliss' employment were terminated "without cause" or for "good reason," he would be entitled to receive a lump sum payment on the date of termination equal to one times his annual base salary, the Amendment provides that Mr. Chambliss will be entitled to receive a lump sum payment on the date of termination equal to the sum of one times his annual base salary and target bonus. Additionally, the Amendment provides that in the event Mr. Chambliss is terminated "without cause" or for "good reason" after a "change of control" and on or before the second anniversary date of such "change of control," he will be entitled to receive a lump sum payment on the date of termination equal to two times the sum of his annual base salary and target bonus. The Amendment also provides that in the event Mr. Chambliss is terminated "without cause" or for "good reason" after a "change of control," he will receive continuation of medical and dental benefits until the second anniversary of his termination or until covered by insurance with another employer, if sooner.

                  A copy of the Amendment is attached hereto as Exhibit 10.1. The foregoing description of the Amendment is qualified in its entirety by reference to the complete copy attached hereto as an exhibit.

Item 9.01.        Financial Statements and Exhibits.

                  (c)      Exhibits.

Exhibit No.       Description
-----------       ------------------------------------------------------------

Exhibit 10.1 Amendment, dated January 16, 2006, to the Severance and Change of Control Agreement, dated October 1, 2004, by and between Packaging Dynamics Corporation and Patrick T. Chambliss

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PACKAGING DYNAMICS CORPORATION


Dated: January 18, 2006                      By:   /s/ PATRICK T. CHAMBLISS
                                                   ----------------------------
                                                   Patrick T. Chambliss
                                                   Vice President and Chief
                                                   Financial Officer

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       ------------------------------------------------------------

Exhibit 10.1 Amendment, dated January 16, 2006, to the Severance and Change of Control Agreement, dated October 1, 2004, by and between Packaging Dynamics Corporation and Patrick T. Chambliss